             EIGHTH AMENDMENT TO CREDIT AGREEMENT AND REVOLVING NOTE

     This Eighth Amendment to Credit  Agreement (the  "Amendment") is made as of
February 19,  2002,  between  ENERGY WEST  INCORPORATED,  a Montana  corporation
("Borrower")  and U.S.  BANK  NATIONAL  ASSOCIATION  (f/k/a First Bank  Montana,
National  Association and U.S. Bank National Association MT), a national banking association (the "Bank").

                               W I T N E S S E T H

     Borrower and Bank entered into a Credit  Agreement dated as of February 12,
1997, as amended by a First  Amendment to Credit  Agreement  and Revolving  Note
dated March 5, 1998,  a Second  Amendment  to Credit  Agreement  dated March 16,
1998, a Third  Amendment to Credit  Agreement  dated  January 21, 1999, a Fourth
Amendment to Credit  Agreement  and Revolving  Note dated March 25, 1999,  and a
Fifth Amendment to Credit Agreement and Revolving Note dated December 6, 1999, a
Sixth Amendment to Credit  Agreement and Revolving Note dated March 27, 2000 and a Seventh  Amendment to Credit Agreement and Revolving Note dated March 9, 2001, pursuant to which Bank made available to Borrower a Revolving  Commitment in the amount of $11,000,000 (the "Credit Agreement").  Bank's commitment to make loans under the Credit Agreement and Revolving Note (defined below) expired January 5,
2002.  Borrower has requested  that the Credit  Agreement and Revolving  Note be amended to extend Bank's commitment to make loans under the Revolving Commitment as described in the Credit Agreement to January 5, 2003. Bank is willing to take such action upon and subject to the terms and conditions in this Amendment.

     NOW,  THEREFORE,  in consideration of the premises and the mutual covenants contained herein, Borrower and Bank agree as follows:

1.   Definitions.  Capitalized terms used herein and in the recitals hereto, but not defined  herein or therein,  shall have the meanings  given them in the
     Credit Agreement.

2.   Amendment to Credit Agreement.  Section 2.1 is amended by changing the date
     "January 5, 2002" wherever it appears to the date "January 5, 2003".

3.   Representations  and  Warranties.  Borrower  hereby  remakes  each  of  the representations  and  warranties  contained  in  Article  IV of the  Credit
     Agreement as of the date of this  Amendment,  as if made in connection with this Amendment and the Credit  Agreement,  except that for purposes  hereof the  references  in  Section  4.2  of the  Credit  Agreement  to  financial statements  dated  as of or as at  certain  dates  shall  be  deemed  to be references  to the audited and unaudited  financial  statements of Borrower most recently delivered to Bank.

4.   Conditions Precedent. The foregoing amendments shall not be effective until
     (i) Borrower has delivered to Bank this Amendment and such other  documents a Bank may require each duly  executed in form  satisfactory  to Bank.  The delivery of such documents shall constitute  Borrower's  representation  to
     Bank that Borrower is not in default under the Credit Agreement as amended, and that no event of default or event  which,  with the giving of notice or passage of time, or both,  would become an event of default,  has occurred;
     and Bank may request a  certificate  of an officer of Borrower  stating the foregoing.

5.   Entire  Agreement.  This  Amendment and the Credit  Agreement and the other documents  executed  in  connection  herewith  or  therewith  and the other documents delivered in connection herewith and therewith contain the entire agreement of the parties  concerning the subject matter hereof and thereof.
     No promise,  representation  or  understanding  which is not  expressly set forth in,  or  incorporated  into,  either  the  Credit  Agreement  or this
     Amendment or the other  documents  executed in  connection  with the Credit
     Agreement or this Amendment shall be enforceable by either party.

6.   Effectiveness.  The Revolving  Commitment described in the Credit Agreement shall  continue to be governed by and subject to all of the  provisions  of
     the  Credit   Agreement  as  amended  hereby  and  any  amounts   presently
     outstanding   under  the  Revolving   Commitment   shall   continue  to  be
     outstanding. The Credit Agreement, as amended hereby, remains in full force and effect and is hereby  ratified and  confirmed.  Any  reference to "this
     Agreement"  or "the Credit  Agreement"  in the Credit  Agreement  or in any
     promissory  note,  guaranty,  or other  instrument  relating  to the Credit
     Agreement  is deemed to be a reference  to the Credit  Agreement as amended hereby.

     IN WITNESS  WHEREOF,  Borrower  and Bank have caused this  Amendment  to be executed the date first set forth above.

U.S. BANK NATIONAL ASSOCIATION

By:  /s/ Noel Kulbeck
   ---------------------------------------
Title:  Assistant Vice President

ENERGY WEST INCORPORATED

By:  /s/ Edward J. Bernica
   ---------------------------------------
Title:  Chief Executive Officer

                     CONSENT AND RATIFICATION OF GUARANTORS

     The  undersigned  Guarantors of the Revolving  Commitment  described in the
Credit  Agreement  hereby  acknowledge  and consent to this Eighth  Amendment to
Credit  Agreement and hereby ratify and confirm that the Guaranty  agreement the undersigned  executed  dated as of  February  12,  1997 in  connection  with the
Revolving  Commitment and the Credit Agreement  remains in full force and effect with  respect to the  Revolving  Commitment  and the Credit  Agreement as hereby amended.  The Guarantor shall not be deemed  exonerated,  satisfied or partially satisfied by this Eighth Amendment to Credit Agreement and Revolving Note or any
prior amendment.

GUARANTORS:

ENERGY WEST PROPANE, INC., f/k/a            ENERGY WEST DEVELOPMENT, INC.,
Rocky Mountain Fuels, Inc.                  f/k/a Montana Sun, Inc.

By:  /s/ Edward J. Bernica                  By:  /s/ Edward J. Bernica
   ---------------------------------           ---------------------------------
Title:  President                           Title:  President

ENERGY WEST RESOURCES, INC.

By:  /s/ Edward J. Bernica
   ---------------------------------
Title:  President

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